UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2022

VICI Properties Inc.
VICI Properties L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland (VICI Properties Inc.) Delaware (VICI Properties L.P.)	001-38372 333-264352-01	81-4177147 35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (646)
949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
VICI Properties Inc. ☐    Emerging growth company
VICI Properties L.P. ☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VICI Properties Inc. ☐
VICI Properties L.P. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On April 20, 2022, VICI Properties Inc., a Maryland corporation (the “Company”), and VICI Properties L.P., a Delaware limited partnership (“VICI LP”), entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), pursuant to which VICI LP agreed to issue and sell $500.0 million aggregate principal amount of 4.375% Senior Notes due 2025 (the “2025 Notes”), $1.25 billion aggregate principal amount of 4.750% Senior Notes due 2028 (the “2028 Notes”), $1.0 billion aggregate principal amount of 4.950% Senior Notes due 2030 (the “2030 Notes”), $1.5 billion aggregate principal amount of 5.125% Senior Notes due 2032 (the “2032 Notes”) and $750.0 million aggregate principal amount of 5.625% Senior Notes due 2052 (the “2052 Notes” and, together with the 2025 Notes, the 2028 Notes, the 2030 Notes and the 2032 Notes, the “Notes”).
The 2025 Notes will be issued at 99.955% of par value with a coupon of 4.375% per annum. The 2028 Notes will be issued at 99.932% of par value with a coupon of 4.750% per annum. The 2030 Notes will be issued at 99.771% of par value with a coupon of 4.950% per annum. The 2032 Notes will be issued at 99.779% of par value with a coupon of 5.125% per annum. The 2052 Notes will be issued at 99.379% of par value with a coupon of 5.625% per annum.
Interest on the 2025 Notes, the 2032 Notes and the 2052 Notes is payable semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 2022. Interest on the 2028 Notes and the 2030 Notes is payable semi-annually in arrears on February 15 and August 15 of each year, commencing August 15, 2022.
The 2025 Notes will mature on May 15, 2025, the 2028 Notes will mature on February 15, 2028, the 2030 Notes will mature on February 15, 2030, the 2032 Notes will mature on May 15, 2032 and the 2052 Notes will mature on May 15, 2052. VICI LP estimates that the net proceeds from this offering will be approximately $4,934.5 million, after deducting the underwriting discounts, the additional discretionary fee of $10.0 million and other estimated offering expenses payable by VICI LP. The offering is expected to close on April 29, 2022 subject to the satisfaction of customary closing conditions.
The offering was made pursuant to an automatic shelf registration statement filed with the Securities and Exchange Commission on April 18, 2022 (File
No. 333-264352-01),
a base prospectus, dated April 18, 2022 and a prospectus supplement, dated April 20, 2022 and filed by VICI LP with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
VICI LP intends to use the net proceeds from the offering to fund all of the Company’s obligation to redeem a majority of the units of VICI Properties OP LLC to be received by MGM Resorts International or its subsidiaries in connection with the closing of the Company’s previously announced acquisition of MGM Growth Properties LLC and to repay amounts outstanding under VICI LP’s revolving credit facility. As of April 15, 2022, there was $600.0 million outstanding under VICI LP’s revolving credit facility, which was drawn on February 18, 2022 to fund a portion of the purchase price of the acquisition of The Venetian Resort Las Vegas and Venetian Expo.

Under the Underwriting Agreement, the Company and VICI LP made certain customary representations, warranties and covenants concerning the Company, VICI LP and the registration statement, and the Company and VICI LP have also agreed to indemnify the Underwriters against certain liabilities and/or to contribute to payments that the Underwriters may be required to make in respect of those liabilities. Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company, for which they received or will receive customary fees and expenses. In particular, affiliates of certain of the Underwriters are lenders under VICI LP’s revolving credit facility, delayed draw term and other debt facilities, and may receive pro rata portions of the net proceeds from the offering that are used to repay amounts outstanding under VICI LP’s revolving credit facility.
The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 8.01	Other Events.
Hogan Lovells US LLP, counsel to the Company and VICI LP, has issued an opinion to the Company and VICI LP dated April 25, 2022 regarding the legality of the Notes. A copy of the opinion is filed as Exhibit 5.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 20, 2022, by and among the Company, VICI LP and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Notes.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: April 25, 2022	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

VICI PROPERTIES L.P.

Date: April 25, 2022	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher
Secretary